UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 24, 2021 (November 22, 2021)

(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

711 High Street, Des Moines, Iowa 50392

(Address of principal executive offices)

(515) 247-5111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PFG	Nasdaq Global Select Market

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 22, 2021, the Human Resources Committee (the “Committee”) of the Board of Directors of Principal Financial Group, Inc. (the “Company”) approved the adoption of an amended form of the Principal Financial Group, Inc. and Principal Life Insurance Company Change of Control Employment Agreement (the “Form Change of Control Employment Agreement”). The Form Change of Control Employment Agreement, which will be effective as of December 18, 2021, will be entered into by and between the Company and each of its named executive officers and will supersede each named executive officer’s current Change of Control Employment Agreement.

The Form Change of Control Employment Agreement provides for the same severance entitlements and material terms and conditions as the Company’s current publicly disclosed Change in Control Employment Agreements with its named executive officers. The revisions to the Form Change of Control Employment Agreement reflect certain administrative changes, the Company’s anticipated change in the employing entity of the named executive officers and certain other U.S. employees from Principal Life Insurance Company to Principal Workforce, LLC, and certain additional terms addressing asset management-specific incentive compensation, which terms are inapplicable to the Company’s named executive officers.

The foregoing description of the Form Change of Control Employment Agreement does not purport to be complete and is qualified in the entirety by reference to the Form Change of Control Agreement, which will be filed as an exhibit to the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

		By:	/s/ Christopher J. Littlefield
		Name:	Christopher J. Littlefield
		Title:	Executive Vice President, General Counsel and Secretary

Date:	November 24, 2021

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